             Kinross Gold U.S.A., Inc. a wholly-owned subsidiary of
                            KINROSS GOLD CORPORATION

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                    TENDER OF SHARES OF KINAM PREFERRED STOCK
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

This form, or a form substantially equivalent to this form, must be used to accept the offer, if you desire to tender your shares and (1) certificates for your shares cannot be delivered to the Depositary (as defined below) prior to the Expiration Date (as defined below); or (2) the procedure for book-entry transfer (set forth in the Offer to Purchase) cannot be completed on a timely basis; or (3) the Letter of Transmittal and all other required documents cannot be delivered to the Depositary prior to the Expiration Date. The offer is set forth in the Offer to Purchase, dated February 20, 2002, and the related Letter of Transmittal which, as amended from time to time, together constitute the offer by Kinross Gold U.S.A., Inc., a Nevada corporation (the "Purchaser"), a wholly-owned subsidiary of Kinross Gold Corporation, an Ontario corporation ("Kinross"), to purchase all of the publicly-held shares of the $3.75 Series B Convertible Preferred Stock of Kinam Gold, Inc., a Nevada corporation ("Kinam"), par value $1.00 per share, at a purchase price of $16.00 per share, payable to the seller in cash, without interest, upon the terms and subject to the conditions contained in the Offer to Purchase.

The offer will expire at Midnight, Eastern time, on March 20, 2002, unless the date on which the offer is to expire is extended (such date, as it may be extended, the "Expiration Date"). As described in the Offer to Purchase, if you desire to tender your shares and (1) certificates for your shares cannot be delivered to the Depositary (as defined below) prior to the Expiration Date; or
(2) the procedure for book-entry transfer (set forth in the Offer to Purchase) cannot be completed on a timely basis; or (3) the Letter of Transmittal and all other required documents cannot be delivered to the Depositary prior to the Expiration Date, you may tender your shares by following the procedures described in the Offer to Purchase, including completion of this Notice of Guaranteed Delivery. See the Offer to Purchase.

 IF TENDER IS NOT BEING MADE IN THE METHOD SET FORTH ABOVE, THEN THIS FORM NEED
                               NOT BE COMPLETED.

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

                                                   THE DEPOSITARY FOR THE OFFER IS:

                                                    ALPINE FIDUCIARY SERVICES, INC.

                  BY MAIL:                            BY FACSIMILE TRANSMISSION                            BY HAND:
                                                  (FOR ELIGIBLE INSTITUTIONS ONLY):
      Alpine Fiduciary Services, Inc.                                                            17 State Street - 28th Floor
  c/o Georgeson Shareholder Communications                  (201) 559-1162                            New York, NY 10004
                    Inc.                                                                              Attn: Mark Zimkind
               P.O. Box 2065                        CONFIRM FACSIMILE TRANSMISSION
            South Hackensack, NJ                            BY TELEPHONE:
                 07606-9974
                                                            (201) 460-2213


                                                        BY OVERNIGHT COURIER:

                                                          111 Commerce Road
                                                         Carlstadt, NJ 07072
                                                       Attn: Reorg. Department
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

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO KINROSS, THE PURCHASER OR KINAM WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERIES TO THE DEPOSITARY.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE OFFER TO PURCHASE) UNDER THE INSTRUCTIONS TO THE LETTER OF TRANSMITTAL, THE SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

THE ELIGIBLE INSTITUTION THAT COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.



Ladies and Gentlemen:

The undersigned hereby tenders to Kinross Gold U.S.A., Inc., a Nevada corporation (the "Purchaser"), a wholly-owned subsidiary of Kinross Gold
Corporation, an Ontario corporation (the "Company") at $16.00 per share, and upon the terms and subject to the conditions described in the Offer to Purchase and the related Letter of Transmittal, receipt of which is hereby acknowledged, the number of shares specified below pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase.

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

Number of Shares:                                            Name(s):

---------------------------------------------                ---------------------------------------------

---------------------------------------------                ---------------------------------------------
                                                             (PLEASE PRINT)

Certificate Nos:  (if available)                             Address(es):

---------------------------------------------                ---------------------------------------------

                                                             ---------------------------------------------
[ ] Check here if shares will be tendered by                 (INCLUDING ZIP CODE) book-entry
      transfer and complete the following:
                                                             Area Code and Tel. No.
Name of Tendering Institution:
---------------------------------------------                ---------------------------------------------

                                                             Signature(s):

                                                             ---------------------------------------------
Account No.:

---------------------------------------------                ---------------------------------------------

                                                             Date:                       , 2002
                                                                  -----------------------

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

               GUARANTEE (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, an Eligible Institution (as defined in the Offer to Purchase) hereby guarantees to deliver to the Depositary at one of its addresses set forth above the certificates for all tendered shares in proper form for transfer (or
Book Entry Confirmation as defined in the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or manually signed copy thereof) and any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) with a book-entry transfer, and any other documents required by the Letter of Transmittal, all within three American Stock
Exchange trading days after the Expiration Date.

The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for shares to the Depositary within the time shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

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

---------------------------------------------                ---------------------------------------------
Name of Firm                                                 Authorized Signature

---------------------------------------------                ---------------------------------------------
Address                                                      Name

---------------------------------------------                ---------------------------------------------
City, State Zip Code                                         Title

---------------------------------------------
Area Code and Telephone Number


                           Dated:______________, 2002

            NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS FORM. YOUR CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.